Exhibit 99.1
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                                   DISTRICT OF

In re: Trenwick Group Ltd.                      Case No.          03-12636 (MFW)
                                                Reporting Period: November 2003

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                    Form No.               Attached       Attached
------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations) MOR-1 (Con't)          Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             N/A
Statement of Operations                                               MOR-2                  Yes
Balance Sheet                                                         MOR-3                  Yes
Status of Postpetition Taxes                                          MOR-4                  N/A
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
     Listing of aged accounts payable                                                        Yes
Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
Debtor Questionnaire                                                  MOR-5                  Yes
------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                  December 19, 2003
------------------------------------------         -----------------------------
Signature of Debtor                                Date

/s/ Alan L. Hunte                                  December 19, 2003
------------------------------------------         -----------------------
Signature of Joint Debtor                          Date

/s/ Alan L. Hunte                                  December 19, 2003
------------------------------------------         -----------------------
Signature of Authorized Individual*                Date

Alan L. Hunte                                      December 19, 2003
------------------------------------------         -----------------------
Printed Name of Authorized Individual*             Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Trenwick Group Ltd                                Case No. 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements                Rep Per  November 2003

                                                       Bank Accounts
                                     Operating            Payroll        Tax        Other
                                ---------------------------------------------------------
      Cash - Beg of Month           124,420.94               --           NA          NA
                                ---------------------------------------------------------

           Receipts:
          Cash Sales                        --               --           --          --
         Accounts Rec.                      --               --           --          --
       Loans & Advances                     --               --           --          --
        Sale of Assets                      --               --           --          --
             Other                                           --           --          --
           Transfers                        --               --           --          --
                                ---------------------------------------------------------

        Total Receipts                      --               --
                                ---------------------------------------------------------

        Disbursements:
          Net Payroll                       --               --           --          --
         Payroll Taxes                      --               --           --          --
    Sales, Use, & Other Tax                 --               --           --          --
      Inventory Purchases                   --               --           --          --
     Secured Rental/Leases                  --               --           --          --
           Insurance                        --               --           --          --
        Administrative                      --               --           --          --
            Selling                         --               --           --          --
             Other                          --               --           --          --
     Transfers to P/R Acct                  --               --           --          --
       Professional Fees                    --               --           --          --
          Court Costs                       --               --           --          --
                                ---------------------------------------------------------

     Total Disbursements:                   --               --           --          --
                                ---------------------------------------------------------

        Net Cash Flow:                      --               --           --          --
                                ---------------------------------------------------------

      Cash: End of Month            124,420.94               --           --          --
                                =========================================================

Trenwick Group Ltd
Bank Reconciliations
October 2003

The following Chase Accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance         $ 124,420.94

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
            Debtor                              Reporting Period: November 2003

                               (Income Statement)

-----------------------------------------------------------------------------------------------------------------------------
                                                                               Month Ended                       Cumulative
REVENUES                                                                      November 2003                    Filing to Date
-----------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                 $        --                     $   (567,222)
-----------------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                            --                               --
-----------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                    $        --                     $   (567,222)
-----------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                      --
-----------------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                     --                               --
-----------------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                          --                               --
-----------------------------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                                       --                               --
-----------------------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                                    --                               --
-----------------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                                  --                               --
-----------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                      --                               --
-----------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                            --                         (567,222)
-----------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Advertising                                                                             --                               --
-----------------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                  --                           13,522
-----------------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                               --                               --
-----------------------------------------------------------------------------------------------------------------------------
Contributions                                                                           --                               --
-----------------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                         110,918                          168,948
-----------------------------------------------------------------------------------------------------------------------------
Insider compensation*                                                                   --                           68,710
-----------------------------------------------------------------------------------------------------------------------------
Insurance                                                                            9,885                          364,079
-----------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                                 --                               --
-----------------------------------------------------------------------------------------------------------------------------
Office Expense                                                                         114                            7,355
-----------------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                          --                               (0)
-----------------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                 --                               --
-----------------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                                  --                               --
-----------------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                               --                            8,054
-----------------------------------------------------------------------------------------------------------------------------
Supplies                                                                                --                            2,027
-----------------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                           --                               (0)
-----------------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                       --                               --
-----------------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                             --                            6,730
-----------------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                                --                                0
-----------------------------------------------------------------------------------------------------------------------------
Utilities                                                                               --                               --
-----------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                             87,500                        1,962,592
-----------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                       208,417                        2,602,015
-----------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                129,529                          438,726
-----------------------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                                   (337,945)                      (3,607,963)
-----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                   7,999,250                      (15,744,826)
-----------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                        --                               --
-----------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                         --                       33,099,059
-----------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                    7,661,305                      (52,451,848)
-----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                       --                               --
-----------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                             --                               --
-----------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                     --
-----------------------------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                             136                            3,006
-----------------------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                                       --                               --
-----------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                         --                           43,834
-----------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                         (136)                          40,828
-----------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                            --                               --
-----------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                              $ 7,661,440                     $(52,492,676)
-----------------------------------------------------------------------------------------------------------------------------

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not included in this amount.

** Includes amounts charged by Trenwick affiliates under the Administrative Services Agreement prior to October 2003

      Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
            Debtor                              Reporting Period: November 2003

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------------------------------------------------
                                                                             Month Ended                      Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                               November 2003                   Filing to Date
--------------------------------------------------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Other Fees                                                                        87,500                        1,961,638
--------------------------------------------------------------------------------------------------------------------------
Data Processing                                                                       --                              954
--------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                                              87,500                        1,962,592
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                                                  7,999,250                      (15,744,826)
--------------------------------------------------------------------------------------------------------------------------
Total Other Income                                                             7,999,250                      (15,744,826)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.                                           --                       33,099,059
--------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                                               --                           43,834
--------------------------------------------------------------------------------------------------------------------------

          Trenwick Group Ltd.                        Case No. 03-12636 (MFW)
                Debtor                      Reporting Period: November 30, 2003

                                  BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF               BOOK VALUE ON
                             ASSETS                                    CURRENT REPORTING MONTH              PETITION DATE
-------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                        --                           --
-------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                       613,805                      655,336
-------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                           311,685                     (591,090)
-------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                         --                           --
-------------------------------------------------------------------------------------------------------------------------
Inventories                                                                              --                           --
-------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                     95,629                    1,088,137
-------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                            2,156,166                    2,200,000
-------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                   --                        3,861
-------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                          $   3,177,285                $   3,356,244
-------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                           --                           --
-------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                  --                           --
-------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                             73,467                       82,181
-------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                   --                           --
-------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                 --                           --
-------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                       (38,252)                     (33,020)
-------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                    $      35,215                $      49,161
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                       --                           --
-------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                  158,502,940                  220,135,876
-------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                            $ 158,502,940                $ 220,135,876
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $ 161,715,440                $ 223,541,281
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                           CURRENT REPORTING MONTH              PETITION DATE
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                     12,347                           --
-------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                      --                           --
-------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                            --                        4,900
-------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                            --                           --
-------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                         --                           --
-------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                --                           --
-------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                        --                           --
-------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                 --                           --
-------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                      7,389                           --
-------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                $      19,736                $       4,900
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                             --                           --
-------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                            --                           --
-------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                  216,630,124                  216,896,055
-------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                $ 216,630,124                $ 216,896,055
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               216,649,860                  216,900,955
-------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                     3,675,578                    3,676,102
-------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                      574,730,750                  574,823,017
-------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                --                           --
-------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                   --                           --
-------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                               (551,923,031)                (551,923,031)
-------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                               (52,492,678)                          --
-------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                   (28,925,040)                 (19,935,762)
-------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                    --                           --
-------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                              $ (54,934,420)               $   6,640,326
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                          $ 161,715,440                $ 223,541,281
=========================================================================================================================

        Trenwick Group Ltd.                           Case No. 03-12636 (MFW)
              Debtor                         Reporting Period: November 30, 2003

                       BALANCE SHEET - continuation sheet

------------------------------------------------------------------------------------------------------------------------
                                                                     BOOK VALUE AT END OF                  BOOK VALUE ON
                             ASSETS                                CURRENT REPORTING MONTH                 PETITION DATE
------------------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                         --                               3,861
------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                                        --                       $       3,861
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------
Prepaid Deposits                                                              19,622                              19,622
------------------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                               155,661,181                         215,156,938
------------------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                 2,822,136                           4,959,316
------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                       158,502,940                       $ 220,135,876
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                     BOOK VALUE AT END OF                  BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                       CURRENT REPORTING MONTH                 PETITION DATE
------------------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                           1,046,143                           1,299,727
------------------------------------------------------------------------------------------------------------------------
Interest Payable                                                           2,276,323                           2,276,323
------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                         94,479,224                          94,479,224
------------------------------------------------------------------------------------------------------------------------
Indebtedness                                                                      --                                  --
------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                                     216,642,471                         216,896,055
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                              7,389                                  --
------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                                           7,389                                  --
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------
Deferred Compensation                                                       (685,210)                         (1,125,099)
------------------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                     (28,239,830)                        (18,810,663)
------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                                        (28,925,040)                        (19,935,762)
------------------------------------------------------------------------------------------------------------------------

     In re Trenwick Group Ltd.                           Case No. 03-12636 (MFW)
             Debtor                             Reporting period: November 2003

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------------------
                                                     Amount
                                   Beginning      Withheld or                                Check. No    Ending Tax
                                 Tax Liability      Accrued     Amount Paid    Date Paid       or EFT     Liability
====================================================================================================================
Federal
--------------------------------------------------------------------------------------------------------------------
Withholding                            --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
FICA-Employee                          --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
FICA-Employer                          --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
Unemployment                           --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
Income                                 --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
Other:                                 --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                  --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
State and Local
--------------------------------------------------------------------------------------------------------------------
Withholding                            --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
Sales                                  --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
Excise                                 --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
Unemployment                           --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
Real Property                          --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
Personal Property                      --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
Other:                                 --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
  Total State and Local                --             --            --                                        --
--------------------------------------------------------------------------------------------------------------------
Total Taxes                            --             --            --                            --          --
--------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

--------------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                                   =======================================================================
                                                   Current         0-30         31-60        61-90      Over 90      Total
--------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                    4,761         7,585            --          --          --      12,346
--------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                          --
--------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                          --
--------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                 --
--------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                --
--------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                              --
--------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                      --
--------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                --
--------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                 --
--------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                 --
--------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                            4,761         7,585            --          --          --      12,346
--------------------------------------------------------------------------------------------------------------------------

Listing of aged accounts payable
Trenwick Group Ltd.

     Vendor       Invoice Date              Services             Invoice Number         Amount               Activity
     ------       ------------              --------             --------------         ------               --------
    Equiserve      10/13/2003          September Service             159415              5,925.87       Transfer Agency Fee
       CCH         10/21/2003                TGL 8K                  7239715             1,143.74         TGL 8k reporting
       CCH         10/21/2003            Lasalle Re 8k               7239713               516.22      LaSalle Re Holding 8k
                                                                                     ------------
                                                                    0-30 days            7,585.83

     Deracom        11/5/2003              10/27/2003            11014-37201-03            210.00            Limo svc
    Equiserve      11/13/2003           October service              160816              3,810.21       Transfer Agency Fee
       CCH          11/5/2003            October TGL 8k              7258245               740.94      Filing fee for TGL 8k
                                                                                     ------------
                                                                     Current             4,761.15
                                                                                     ------------

                                                                      Total          $  12,346.98
                                                                                     ============

   Trenwick Group Ltd.                                   Case No. 03-12636 (MFW)
        Debtor
                                                Reporting Period: November 2003

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-----------------------------------------------------------------------------------     -------------------------
Accounts Receivable Reconciliation                                                               Amount
-----------------------------------------------------------------------------------     -------------------------
Total Accounts Receivable at the beginning of the reporting period                      $         311,687.39
-----------------------------------------------------------------------------------     -------------------------
+ Amounts billed during the peiod                                                                         --
-----------------------------------------------------------------------------------     -------------------------
- Amounts collected during the peiod                                                                      --
-----------------------------------------------------------------------------------     -------------------------
Total Accounts Receivable at the end of the reporting period                                      311,687.39
-----------------------------------------------------------------------------------     -------------------------

-----------------------------------------------------------------------------------     -------------------------
Accounts Receivable Aging                                                                        Amount
-----------------------------------------------------------------------------------     -------------------------
0 - 30 days old                                                                                           --
-----------------------------------------------------------------------------------     -------------------------
31 - 60 days old                                                                                   50,513.11
-----------------------------------------------------------------------------------     -------------------------
61 - 90 days old                                                                                  172,645.49
-----------------------------------------------------------------------------------     -------------------------
91 + days old                                                                                   9,438,455.17
-----------------------------------------------------------------------------------     -------------------------
Total Accounts Receivable                                                                       9,661,613.77
-----------------------------------------------------------------------------------     -------------------------
Amount considered uncollectible (Bad Debt)                                                     (9,349,926.38)
-----------------------------------------------------------------------------------     -------------------------
Accounts Receivable (Net)                                                                         311,687.39
-----------------------------------------------------------------------------------     -------------------------

                              DEBTOR QUESTIONNAIRE

-----------------------------------------------------------------------------------     -------------------------
Must be completed each month                                                                Yes          No
-----------------------------------------------------------------------------------     -------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                     X
-----------------------------------------------------------------------------------     -------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                          X
-----------------------------------------------------------------------------------     -------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                           X
-----------------------------------------------------------------------------------     -------------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                    X
-----------------------------------------------------------------------------------     -------------------------